MARINER MUTUAL FUNDS TRUST
-------------------------------------------------------------------------------
NEW YORK TAX-FREE BOND FUND
HSBC Asset Management  (LOGO)
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     ANNUAL REPORT
     December 31, 1995



     Managed by:
     HSBC ASSET MANAGEMENT AMERICAS INC.



     Sponsored and distributed by:
     MARINER FUNDS SERVICES

MARINER MUTUAL FUNDS TRUST
-------------------------------------------------------------------------------
NEW YORK TAX-FREE BOND FUND
HSBC Asset Management  (LOGO)
-------------------------------------------------------------------------------

February 8, 1996


Dear Shareholder:

For the year ended December 31, 1995, the New York Tax-Free Bond Fund paid a total of $0.54 per share tax-exempt dividend, and generated a total return of 15.17%, assuming reinvestment of dividends. The Fund's net asset value on December 29, 1995 was $11.17 per share.

The second half of 1995 was favorable for municipal bond investors. The market as represented by the Lehman Brothers Municipal Bond Index returned 7.12% for the six month period. The rally in municipal bond prices was an echo of movements in the market for U.S. Treasury securities. In this market, interest rates sank in reaction to two consecutive cuts in key interest rates by the Federal Reserve, low inflation indicators, and signs of mild economic weakness. Municipal bond prices appreciated for all maturities, as yields fell. In the third quarter, the yield curve steepened, led by a rally in short and intermediate maturities. In the fourth quarter, a forceful rally in long term treasury bonds pulled 30 year municipal yields down by 53 basis points, contributing to higher returns for longer maturities.

Potential tax reform was a major concern overshadowing the municipal market for the first half of 1995. A proposed flat tax would exempt all investment income from taxes, and thereby reduce the attractiveness of municipal bonds relative to other investment vehicles. In the third and fourth quarters however, talk of tax reform in Washington appeared to be superseded by the balanced budget debate, and a stalemate over the U.S. treasury's debt ceiling which caused the government to shut down all non-essential services for a period. Long term municipal bond yields as a percentage of treasury yields held stable at 89%.

The market for New York City and State general obligations was strong. Standard and Poor's downgrade of New York City's credit rating from A- to BBB+ in July was virtually ignored by the market. Bond prices were unchanged as the move was widely anticipated and had already been discounted by the market. Limited issuance of New York City and State debt provided further positive momentum for bond prices.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

The Fund's total return for the fourth quarter ended December 31, 1995 was 5.07%. This represents outperformance of 78 basis points relative to the Lehman Brothers New York Tax-Exempt Bond Index which returned 4.29%. The Mariner Fund's performance for the quarter ranked it 33rd out of Lipper's universe of 101 long term New York State municipal bond funds.

This outperformance was due to two major factors. Although the fund's total duration was only six months longer than the index, the portfolio benefited from an overweight position in 30 year bonds which rallied more strongly than other maturities. In addition, the fund's concentration in New York City general obligations helped the outperformance due to a combination of constricted supply and stable credit quality. Excess returns in the fourth quarter of 1995 partially offset underperformance earlier in the year, and the fund ended 1995 with a total return of 15.17%. The Index returned 17.17% for the year.

David Fox, Managing Director of Fixed Income for HSBC Asset Management Americas, has been overseeing the management of the Mariner New York Tax Free Bond Fund since mid-November. To limit downside risk relative to the market, the fund has been structured similarly to the Lehman Brothers New York Tax Free Municipal
Bond Index. An active search to replace the prior municipal bond portfolio manager is underway, and we expect to have the position filled in the first quarter of 1996.

OUTLOOK
-------

The first quarter of 1996 should be positive for all bond investors, given signs of a slowly growing economy, continued low inflationary pressures, and a further ease in short term interest rates. Over the next several months however the municipal market may experience increased volatility of returns as Steven Forbes' campaign for the Republican nomination gathers steam. His campaign is largely based on tax reform that would eliminate the taxability of all investment income. Studies are slowly coming to light as to the severe impact such action would have on America's middle class, residential real estate values, and municipalities' ability to fund themselves without further federal assistance. Therefore, over the long term, the passage of a flat tax rate that diminishes the relative attractiveness of tax-free investments is unlikely. Therefore, opportunity will exist for investors to take advantage of near-term uncertainty to earn higher returns.

The outlook for New York State's economy continues to be positive. Although recovery from the recession in the early 1990's has been slow, the state has demonstrated the ability to use fiscal control to balance the budget by limiting spending. If the state can maintain these positive trends, an upgrade of its long term rating is possible from Standard & Poor's. This will increase the value of bonds issued or supported by New York State.

The outlook is also mildly positive for New York City bonds. Aggressive spending cuts in social programs will be combined with tax incentives to stem the flow of businesses moving out of the city. These actions will help maintain the tax base. Revisions to the fiscal 1996 budget were released at the end of October, and did not have a significant effect on the market.



Sincerely,

/s/  DAVID FOX

David Fox

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                NEW YORK TAX-FREE BOND FUND VS. LEHMAN MUNICIPAL
                                   BOND INDEX

CHART

[GRAPHIC OMITTED]

-----------------------------------------------------------
                 Average Annual Total Return
-----------------------------------------------------------
                      1 Year        5 Years       Inception
-----------------------------------------------------------
Offering Price(1)      9.68%        7.47%         7.47%
NAV(2)                15.17%        8.53%         8.25%
-----------------------------------------------------------

Plot Points:

                              FUND (1)          LEHMAN MF        FUND (2)
MARCH 1989                    $10,000            $10,000         $10,000
DECEMBER 1989                  10,203             11,005          11,713
DECEMBER 1990                  10,829             11,807          11,370
DECEMBER 1991                  12,192             13,242          12,802
DECEMBER 1992                  13,492             14,409          14,167
DECEMBER 1993                  15,417             16,178          16,188
DECEMBER 1994                  14,161             15,340          14,869
DECEMBER 1995                  16,310             18,018          17,125

Past performance is not predictive of future performance

(1) Includes the maximum sales charge
(2) Excludes the maximum sales charge

The above illustration compares a $10,000 investment in the New York Tax-Free Bond Fund on March 21, 1989, to a $10,000 investment in the Lehman Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The Lehman Municipal Bond Index is a widely accepted unmanaged index of overall municipal bond market performance and does not take into account charges, fees and other expenses.

BOARD OF TRUSTEES

JOHN P. PFANN*         CHAIRMAN OF THE BOARD; Chairman and President,
                       JPP Equities, Inc.

WOLFE J. FRANKL*       Former Director, North America, Berlin Economic
                       Development Corporation

WILLIAM L. KUFTA       Chief Investment Officer, Beacon Trust Company

ROBERT A. ROBINSON*    Trustee, Henrietta and B. Frederick H. Bugher Foundation

*Member of the Audit and Nominating Committees





-------------------------------------------------------------------------------
OFFICERS

WILLIAM B. BLUNDIN     CHIEF EXECUTIVE OFFICER

ANN E. BERGIN          PRESIDENT

WILLIAM J. TOMKO       VICE PRESIDENT

MARK E. NAGLE          TREASURER

MARTIN R. DEAN         ASSISTANT TREASURER

ROBERT L. TUCH         ASSISTANT SECRETARY

ALAINA V. METZ         ASSISTANT SECRETARY

STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1995

                                           NEW YORK TAX-FREE BOND FUND
      CREDIT
      RATING*                                                                          PRINCIPAL
      MDY/S&P                                                                            AMOUNT           VALUE
      ---------                                                                        ----------     -----------
                  NEW YORK MUNICIPAL SECURITIES-88.6%
     (Aaa/AAA)    Bethlehem, New York CSD GO (AMBAC Insured),
                    7.10%, 11/01/07                                                    $  200,000     $   239,953
     (Aaa/AAA)    Islip GO (AMBAC Insured) 7.10%, 06/15/98                                150,000         160,205
    (Baa1/BBB)    Metropolitan Transportation Authority of New York
                    Commuter Facilities - Series P
                    5.75%, 07/01/15                                                     2,000,000       2,002,892
       (AA-)      Monroe County, New York Pre-Refunded GO (Collateral in U.S.
                    Government Securities) 7.00%, 06/01/98 @ 102                           40,000          43,547
     (A1/AA-)     Monroe County, New York,  7.00%, 06/01/04                                10,000          10,887
    (BBB+/BBB+)   New York City GO  8.40%, 11/15/01                                       150,000         183,647
    (Baa1/BBB+)   New York City GO 6.50%, 08/01/16                                      3,000,000       3,128,874
    (Baa1/BBB+)   New York City GO Series A
                    7.75%, 08/15/04                                                       600,000         679,256
                    7.75%, 08/15/07                                                     3,500,000       3,936,807
    (Baa1/BBB+)   New York City GO Series B
                    6.10%, 08/15/05                                                     2,000,000       2,054,016
                    7.50%, 02/01/07                                                     1,000,000       1,114,110
    (Baa1/BBB+)   New York City GO Series D
                    7.65%, 02/01/06                                                       630,000         710,214
     (Baa1/A-)    New York City Pre-Refunded GO Series F (Collateral in U.S.
                    Government Securities) 8.40%, 11/15/01 @ 101.50                       150,000         183,647
     (Aaa/AAA)    New York City Trust For Cultural Research (AMBAC Insured)
                    6.40%, 01/01/04                                                       350,000         389,230
      (A/A-)      New York City Water Authority 6.00%, 06/15/09                         2,000,000       2,121,578
       (A/A)      New York City IDA Special Facility, AMT, 6.125%, 01/01/24             2,500,000       2,548,675
    (Baa1/BBB)    New York State Dormitory Authority - City University,
                    5.75%, 07/01/18                                                     2,370,000       2,409,064
       (AAA)      New York State Dormitory Authority Revenue -
                    Culinary Institute of America (Connie Lee Insured),
                    6.00%, 07/01/22                                                     1,000,000       1,037,725
    (Baa1/BBB+)   New York State Dormitory Authority - State University
                    EDL Series B Bond 5.25%, 05/15/10                                   2,440,000       2,363,284
    (AAA+/BBB+)   New York State Dormitory Authority - State University
                    Pre-Refunded (Collateral in U.S. Government Securities)
                    7.125%, 05/15/99 @102                                               1,000,000       1,112,741
     (Aaa/AAA)    New York State Energy Research & Development
                    Facilities Brooklyn Union Gas (MBIA LOC), AMT,
                    5.60%, 06/01/25                                                     2,500,000       2,510,475
      (Aa/A)      New York State Environmental Facilities Corp. Water
                    Pollution Control Revolving Fund, 7.00%, 06/15/12                     300,000         331,876
     (Aa/AA-)     New York State Environmental Facilities Corp.,
                    Water Pollution Control Revolving Fund Series B
                    7.50%, 03/15/11                                                       250,000         275,947

                                          NEW YORK TAX-FREE BOND FUND

      CREDIT
      RATING*                                                                          PRINCIPAL
      MDY/S&P                                                                            AMOUNT           VALUE
      ---------                                                                        ----------     -----------

                  NEW YORK MUNICIPAL SECURITIES-(CONTINUED)
      (Aa/A+)     New York State Environmental Facilities Corp.,
                    Water Pollution Control Revolving Fund Series
                    1990 C, 7.20%, 03/15/11                                            $  200,000     $   220,796
      (Aa/AA)     New York State HFA Multi-Family Series A
                    (FHA Insured), 7.00%, 08/15/22                                        900,000         947,464
       (A/A)      New York State Local Government Assistance
                    Corp. 5.50%, 04/01/23                                               2,000,000       1,988,628
       (Aa)       New York State Medical Care Adult Day Care Facility Series A
                    (Sonma Insured) 6.375%, 11/15/20                                    2,000,000       2,123,210
     (Aaa/AAA)    New York State Medical Care Mental Health CAPGTY
                     Certificates (FSA Insured) 7.70%, 02/15/18                           115,000         124,202
    (Baa1/BBB+)   New York State Medical Care Facility - Mental
                    Health Services Series F 6.00%, 08/15/03                            2,000,000       2,088,034
     (Aaa/AAA)    New York State Thruway Authority - Highway & Bridge -
                    Series A (AMBAC Insured), 5.00%, 04/01/98                           1,000,000       1,019,787
     (Aaa/AAA)    New York State Thruway Authority - Emergency Highway
                    (FSA Insured) 6.00%, 03/01/02                                         800,000         868,022
       (BBB)      New York State Urban Development Corp. Pre-Refunded Bond
                    (Collateral in U.S.Government Securities)
                    7.50%, 04/01/01 @ 102                                               2,500,000       2,916,362
     (Aaa/AAA)    Niagara New York Frontier Transportation Authority Buffalo
                    International Airport (AMBAC Insured), AMT,
                    6.125%, 04/01/14                                                    2,400,000       2,513,290
     (Aaa/AAA)    Oyster Bay, New York Public Improvement GO (FGIC Insured)
                    6.60%, 02/15/98                                                       200,000         211,156
        NR        Syracuse, New York Pre-Refunded GO (Collateral in U.S. Government
                    Securities) 6.70%, 02/15/01 @ 102                                     300,000         338,067
                                                                                                      -----------
                      TOTAL NEW YORK MUNICIPAL SECURITIES (Cost-$41,657,764)                           44,907,668
                                                                                                      -----------

                  OTHER MUNICIPAL SECURITIES-8.2%
     (Baa1/A)     Puerto Rico Commonwealth Highway and Transportation
                    5.50%, 07/01/13                                                     2,000,000       2,013,427
     (Baa1/A-)    Puerto Rico Electric Power Agency Series S 6.125%, 07/01/09           2,000,000       2,150,742
                                                                                                      -----------
                      TOTAL OTHER MUNICIPAL SECURITIES (Cost-$3,899,480)                                4,164,169
                                                                                                      -----------

                  TOTAL MUNICIPAL SECURITIES
                    (Cost-$45,557,244)                                                                 49,071,837
                                                                                                      -----------

                                          NEW YORK TAX-FREE BOND FUND


                                                                                       PRINCIPAL
                                                                                         AMOUNT           VALUE
                                                                                       ----------     -----------
SHORT-TERM INVESTMENT-1.5%
Goldman New York Tax-Exempt Money Market Fund, 4.18%,
   On Demand (Cost - $745,000)                                                         $  745,000     $   745,000
                                                                                                      -----------
TOTAL INVESTMENTS-98.3%
   (Cost-$46,302,244)**                                                                                49,816,837
                                                                                                      -----------
OTHER ASSETS (LIABILITIES)-1.7%
Cash                                                                                                          932
Interest and dividends receivable                                                                         989,829
Receivable for fund shares sold                                                                            29,994
Prepaid expenses                                                                                            4,719
Payable for fund shares redeemed                                                                          (10,603)
Due to affiliates                                                                                         (42,460)
Accrued expenses                                                                                          (34,596)
Dividends payable                                                                                         (77,888)
                                                                                                      -----------
   Other  assets in excess of liabilities - net                                                           859,927
                                                                                                      -----------
NET ASSETS-100%                                                                                       $50,676,764
                                                                                                      ===========
NET ASSET VALUE PER SHARE-applicable to 4,538,498 shares
   ($0.001 par value) outstanding                                                                          $11.17
                                                                                                           ======

ABBREVIATIONS USED IN THIS STATEMENT:
   AMBAC                              American Municipal Bond Assurance Corp.
   AMT                                Alternative Minimum Tax Paper
   CAPGTY                             Capital Guaranty
   CSD                                Central School District
   EDL                                Educational Facilities
   FGIC                               Financial Guaranty Insurance Corporation
   FSA                                Financial Security Association
   GO                                 General Obligations
   HFA                                Housing Finance Agency
   IDA                                Industrial Development Authority
   LOC                                Letter of Credit
   MBIA                               Municipal Bond Insurance Association

NR Not Rated-In the opinion of the Investment Adviser, the instrument is judged to be of comparable investment quality to rated securities which may be purchased by the Fund.
Institutions  shown in parentheses have entered into  credit support  agreements with the issuer.
 * Credit Ratings were obtained from Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("MDY") and are unaudited.
** As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $3,485,924. The aggregate cost of investments in Federal income tax purposes was $46,307,924.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                           NEW YORK TAX-FREE BOND FUND

INVESTMENT INCOME:
Income:
    Interest                                                       $3,125,148
                                                                   ----------
Expenses:
    Advisory fees                                                     232,105
    Distribution expenses                                             134,312
    Transfer agent fees                                                63,295
    Administrative services fee                                        51,579
    Co-administrative and shareholder servicing fees                   36,105
    Audit fee                                                          25,653
    Legal fees                                                         20,410
    Trustees' fees and expenses                                        18,004
    Printing expenses                                                  17,837
    Custodian fee                                                       8,397
    Miscellaneous expenses                                             12,725
                                                                   ----------
        Total expenses                                                620,422
    Less expense waivers                                             (109,971)
                                                                   ----------
        Net expenses                                                  510,451
                                                                   ----------
    Net investment income                                           2,614,697
                                                                   ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                      842,141
Net change in unrealized appreciation on investments                3,785,950
                                                                   ----------
Net gain on investments                                             4,628,091
                                                                   ----------
Net increase in net assets resulting from operations               $7,242,788
                                                                   ==========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                        NEW YORK TAX-FREE BOND FUND



                                                                             FOR THE               FOR THE
                                                                           YEAR ENDED            YEAR ENDED
                                                                        DECEMBER 31, 1995     DECEMBER 31, 1994
                                                                        -----------------     -----------------

OPERATIONS:
  Net investment income                                                    $ 2,614,697           $ 2,871,468
  Net realized gain (loss) on investments                                      842,141            (3,921,804)
  Net change in unrealized appreciation (depreciation) on investments        3,785,950            (4,072,001)
                                                                           -----------           -----------
    Net increase (decrease) in net assets resulting from operations          7,242,788            (5,122,337)
                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (2,614,697)           (2,871,468)
  Net realized capital gain on investments                                          --              (146,190)
                                                                           -----------           -----------
    Total distributions                                                     (2,614,697)           (3,017,658)
                                                                           -----------           -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of 298,636 and 893,014 shares, respectively            3,178,116             9,854,233
  Net asset value of 146,572 and 269,021 shares issued in
  reinvestment of distributions, respectively                                1,572,970             2,976,621
  Payments for redemptions of 875,996 and 1,469,467
  shares, respectively                                                      (9,413,776)          (15,719,063)
                                                                           -----------           -----------
    Net decrease in net assets from capital share transactions              (4,662,690)           (2,888,209)
                                                                           -----------           -----------
Total decrease in net assets                                                   (34,599)          (11,028,204)


NET ASSETS:
  Beginning of year                                                         50,711,363            61,739,567
                                                                           -----------           -----------
  End of year                                                              $50,676,764           $50,711,363
                                                                           ===========           ===========

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES
         Mariner New York Tax-Free Bond Fund (the "Fund") is an investment portfolio of Mariner Mutual Funds Trust (the "Trust"). The Trust is a Massachusetts business trust and is an open-end, diversified investment company with multiple investment portfolios, including the Fund.

         The Fund follows an investment policy of investing primarily in New York municipal obligations. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

         SECURITIES VALUATION: Portfolio securities for which market quotations are readily available are valued at the quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with guidelines which have been adopted by the Board of Trustees. Such procedures include the use of independent pricing services which use prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to value from dealers and general market conditions. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

         TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains to its shareholders for each taxable year. Therefore, no provision is required for Federal income tax.

         The Fund has available a $3,073,983 of capital loss carryforwards which, if not utilized, $2,429,928 and $644,055 will expire in year 2002 and 2003, respectively.

         DIVIDENDS AND DISTRIBUTIONS: The Fund intends to declare as a dividend substantially all of its net investment income at the end of each business day and to pay within five business days after the end of each month. For purposes of distributions, net investment income consists of interest, discount and dividends earned on investment securities, less amortization of any market premium and accrued expenses. Net capital gains, if any, will be distributed annually.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statement and Federal income tax purposes. Interest income is recorded as earned.

         EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them.

     2.  CAPITAL

         The Trust is authorized to issue an unlimited number of shares of beneficial interest each with a par value of $0.001 per share. At December 31, 1995, the composition of net assets of the Fund was as follows:

            Paid-in capital                                        $50,264,823
            Accumulated net realized loss on investments            (3,079,663)
            Net unrealized appreciation on investments               3,491,604
                                                                   -----------
              Total net assets                                     $50,676,764
                                                                   ===========

     3.  PORTFOLIO SECURITIES

         The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 1995 were approximately $78,612,000 and $12,165,000, respectively.

     4.  AGREEMENTS

         The Trust retains HSBC Asset Management Americas Inc.("HSBC Americas") to act as Investment Adviser for the Fund. HSBC Americas is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Americas furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policy established by the Board of Trustees.

         As compensation for its services, HSBC Americas is paid monthly advisory fees at the following annual rates:

                                                                                         ADVISORY
                        PORTION OF THE FUND'S AVERAGE DAILY NET ASSETS                   FEE RATE
                ---------------------------------------------------------------          --------
                Not exceeding $300 million                                                0.450%
                In excess of $300 million but not exceeding $600 million                  0.420%
                In excess of $600 million but not exceeding $1 billion                    0.385%
                In excess of $1 billion but not exceeding $1.5 billion                    0.350%
                In excess of $1.5 billion but not exceeding $2 billion                    0.315%
                In excess of $2 billion                                                   0.280%

         For  the  year  ended   December  31,  1995,   HSBC   Americas   earned
         approximately $128,900 in advisory fees, net of fee waivers of approximately $103,200.

         As administrator, PFPC Inc. ("PFPC") is paid a monthly asset based fee of 0.10% of the Fund's first $200 million of average net assets; 0.075% of the Fund's next $200 million of average net assets; 0.05% of the Fund's next $200 million of average net assets; and 0.03% of the Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. PFPC has agreed to waive 10% and 5% of its fee during the first and second year of its administration, respectively. For the year ended December 31, 1995, PFPC earned approximately $47,800, net of fee waivers of approximately $3,800, in administrative services fees. Effective March 1996, PFPC will be terminated as administrator and transfer agent for the Fund.

         HSBC Americas may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles recordkeeping and provides certain administrative services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments, which are based upon expenses that the Service Organization has incurred in the performance of its services under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.25% of the average value of the Fund's shares held in the subaccounts of the Service Organizations.

         Effective September 25, 1995, Bank of New York replaced Marine Midland Bank, N.A. ("Marine Midland"), an affiliate of the Adviser, as custodian for the Fund. For furnishing custodian services, Marine Midland was paid a monthly fee with respect to the Fund for safekeeping its assets plus certain transaction charges and out-of-pocket expenses. For the period January 1, 1995 through September 25, 1995, Marine Midland earned approximately $6,400 in custodian fees.

         HSBC Americas earned co-administration and shareholder servicing fees of 0.03% and 0.04% of the Fund's average net assets, respectively, totaling approximately $36,100. Of that total, HSBC Americas waived approximately $3,000 of these fees for the month of January 1995.

         The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for a monthly payment by the Fund to Mariner Funds Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.35% of the average daily value of the Fund's net assets during the preceding month.

         A partner of Baker & McKenzie, legal counsel to the Trust, serves as Secretary of the Trust. For the year ended December 31, 1995, the Fund incurred legal fees of approximately $16,200 to Fund counsel.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                           NEW YORK TAX-FREE BOND FUND




                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                    1995          1994           1993           1992          1991
                                                  -------       -------        -------       -------        -------
Net asset value, beginning of  year               $ 10.20       $ 11.70        $ 11.01       $ 10.66        $ 10.14
                                                  -------       -------        -------       -------        -------
Income From Investment Operations
     Net investment income                           0.54          0.53           0.59          0.66           0.66
     Net realized and unrealized gain (loss)
       on investments                                0.97         (1.47)          0.95          0.44           0.57
                                                  -------       -------        -------       -------        -------
     Total from investment operations                1.51         (0.94)          1.54          1.10           1.23
                                                  -------       -------        -------       -------        -------
Less Distributions from:
       Net investment income                        (0.54)        (0.53)         (0.59)        (0.66)         (0.66)
     Net realized gain                              --            (0.03)         (0.26)        (0.09)         (0.05)
                                                  -------       -------        -------       -------        -------
     Total distributions                            (0.54)        (0.56)         (0.85)        (0.75)         (0.71)
                                                  -------       -------        -------       -------        -------
Net asset value, end of  year                     $ 11.17       $ 10.20        $ 11.70       $ 11.01        $ 10.66
                                                  =======       =======        =======       =======        =======
Total Return(a)                                     15.17%        (8.13)%        14.27%        10.66%         12.59%

Ratios/Supplemental Data
   Net assets (000), end of  year                 $50,677       $50,711        $61,740       $32,407        $14,929
   Ratio of expenses (without fee waivers)
     to average net assets                           1.20%         1.10%          1.06%         1.17%          1.32%
   Ratio of expenses (with fee waivers)
     to average net assets                           0.99%         0.84%          0.63%         0.38%          0.34%
   Ratio of net investment income (without
     fee waivers) to average net assets              4.86%         4.67%          4.55%         5.25%          5.38%
   Ratio of net investment income (with
     fee waivers) to average net assets              5.07%         4.93%          4.98%         6.04%          6.36%
   Portfolio turnover rate                          24.43%       122.43%         70.36%        66.44%        110.27%

(a)  Excludes sales charge.

 See Notes to Financial Statements.

     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     To the Shareholders and Board of Trustees
     Mariner Mutual Funds Trust

     We have audited the accompanying statement of net assets of the Mariner New York Tax-Free Bond Fund (one of the portfolios comprising Mariner Mutual Funds Trust) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mariner New York Tax-Free Bond Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

     /s/  ERNST & YOUNG LLP


     New York, New York
     February 5, 1996

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-------------------------------------------------------------------------------


MARINER SM MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus,Ohio 43219

GENERAL INFORMATION:
(800) 753-4462

INVESTMENT ADVISER AND CO-ADMINISTRATOR
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

SPONSOR AND DISTRIBUTOR (EFFECTIVE JANUARY 1, 1996)
BISYSFund Services
3435 Stelzer Road
Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER
AND DIVIDEND DISBURSING AGENT
PFPC, Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
Bank of New York
90 Washington Street
New York, New York 10286

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019



This report is for the information of the shareholders of Mariner Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.